EXHIBIT 10.1

Execution Version

FIRST AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of April 18, 2019, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;
(B)    The Borrower has requested that BMO Harris Bank N.A. (the “New Lender”) become a Lender under the Credit Agreement with its respective Elected Commitment as of the First Amendment Effective Date in the amount shown on Annex I of the Credit Agreement (as amended by this First Amendment); and
(C)    (i) The Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement to (a) increase the Borrowing Base from $1,500,000,000.00 to $1,600,000,000.00, which redetermination shall, upon its effectiveness, constitute the April 1, 2019 Scheduled Redetermination of the Borrowing Base and (b) amend and restate Annex I thereto to reflect the addition of the New Lender and an increase in the Aggregate Elected Commitment Amounts from $1,000,000,000.00 to $1,200,000,000.00, and (ii) the Borrower, the Administrative Agent, and the Lenders have agreed to make other amendments to the Credit Agreement as set forth in this First Amendment, in each case upon the terms and conditions set forth in this First Amendment and to be effective as of First Amendment Effective Date.
The parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the First Amendment Effective Date, in the manner provided in this Section 2.

US 6218651v.3

2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“First Amendment” means that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated as of April 18, 2019, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.
“First Amendment Effective Date” means April 18, 2019.
“IBA” has the meaning assigned to such term in Section 1.06.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Qualified Professional Asset Manager” has the meaning assigned to such term in Section 12.21(a)(iii)(A).
2.2    Amended Definitions. The following definitions in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Aggregate Elected Commitment Amounts” at any time means the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). As of the First Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,200,000,000.00.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as well as the rules and regulations promulgated thereunder.
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.
2.3    Amendment to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended to insert a new Section 1.06 and Section 1.07 immediately after Section 1.05 therein to each read in full as follows:
Section 1.06    Interest Rates; LIBOR Notifications.  The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate.  The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 2

other in the London interbank market.  In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans.  In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate.  In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 3.03(b) of this Agreement, the Administrative Agent will notify the Borrower in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based and, to the extent any such change will result in the implementation of the Replacement Rate, the Replacement Rate will be established and implemented in accordance with Section 3.03(b) of this Agreement.  However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any Replacement Rate, including without limitation, whether the composition or characteristics of any such Replacement Rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.
Section 1.07    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
2.4    Amendment to Section 8.01(o) of the Credit Agreement. Section 8.01(o) of the Credit Agreement is hereby amended to delete “Promptly” therein and insert the following immediately before “following any request therefor”:
“Know Your Customer” and Beneficial Ownership Information. Promptly
2.5    Amendment to Section 12.02(b) of the Credit Agreement. Section 12.02(b) of the Credit Agreement is hereby amended by deleting the introductory phrase “Notwithstanding Section 3.03” in the first sentence thereto and replacing it with “Subject to Section 3.03(b)”.

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 3

2.6    Amendment to Article XII of the Credit Agreement. Article XII of the Credit Agreement is hereby amended to insert a new Section 12.21 immediately after Section 12.20 therein to read in full as follows:
Section 12.21    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Other Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Elected Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Elected Commitments and this Agreement;
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Elected Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Elected Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Elected Commitments and this Agreement; or

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 4

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Other Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Other Agents nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, or administration and performance of the Loans, the Letters of Credit, the Elected Commitments, and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
2.7    Replacement of Annex I. Annex I to the Credit Agreement is hereby amended and restated in its entirety by replacing it with Annex I as attached to this First Amendment. After giving effect to this First Amendment and any Borrowings made on the First Amendment Effective Date, (i) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (ii) each Lender’s participation in each Letter of Credit (after giving effect to this First Amendment), if any, shall be automatically adjusted to equal its Applicable Percentage, (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this First Amendment) of the Aggregate Revolving Credit Exposure of all Lenders, and (iv) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.7.
2.8    Amendment to Schedule 7.14. Schedule 7.14 is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 7.14 attached hereto.
Section 3.    Borrowing Base Redetermination and Aggregate Elected Commitment Amount. The Lenders (including the New Lender) hereby agree that (a) for the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be increased from $1,500,000,000.00 to $1,600,000,000.00 and (b) the Aggregate Elected Commitment Amounts shall be increased from $1,000,000,000.00 to $1,200,000,000.00 effective as of the First Amendment Effective Date. Notwithstanding the

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 5

foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c), Section 9.02(i), or Section 9.12 of the Credit Agreement. For the avoidance of doubt, the Borrower and the Lenders hereby agree that the redetermination of the Borrowing Base in this Section 3 shall constitute the April 1, 2019 Scheduled Redetermination of the Borrowing Base. This Section 3 constitutes the New Borrowing Base Notice pursuant to Section 2.07(d) of the Credit Agreement for the April 1, 2019 Scheduled Redetermination of the Borrowing Base.
Section 4.    Conditions Precedent. This First Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
4.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders (including the New Lender), which may be delivered by the means described in Section 7.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
4.2    Notes. The Administrative Agent shall have received duly executed Notes (or amended and restated Notes), dated as of the date hereof, payable to each Lender (including the New Lender) requesting a new Note in a principal amount equal to its updated Maximum Credit Amount as set forth on Annex I to the Credit Agreement (as amended hereby).
4.3    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses payable to the Administrative Agent and the Lenders (including the New Lender) (i) pursuant to or in connection with this First Amendment in accordance with Section 12.03(a) of the Credit Agreement and (ii) under that certain fee letter, dated as of the date hereof, by and between the Borrower and the Administrative Agent.
4.4    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
4.5    Beneficial Ownership Certification. If any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, each Lender that so requests shall have received a Beneficial Ownership Certification in relation to such Loan Party at least three (3) Business Days prior to the First Amendment Effective Date.
4.6    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.
For purposes of determining satisfaction of the conditions specified in this Section 4, each Lender that has signed this First Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 6

objection thereto. The Administrative Agent shall notify Borrower and each Lender of the First Amendment Effective Date and such notice shall be conclusive and binding.
Section 5.    Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this First Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the First Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not immediately after giving effect to this First Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this First Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this First Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 6.    New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if each New Lender was an original signatory to the Credit Agreement. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to perform its obligations under this First Amendment and the Credit Agreement, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and the Credit Agreement and to become a Lender on the basis of which it

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 7

has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. This First Amendment shall constitute a Loan Document.
7.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this First Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the First Amendment Effective Date, which may have occurred prior to the date of the effectiveness of this First Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this First Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
7.3    Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this First Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this First Amendment.
7.4    Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this First Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 8

7.5    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.6    Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.7    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This First Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.8    Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages to Follow]

First Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement
Page - 9

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:    /s/ A.WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

By:     /s/ SARAH THOMAS
Name:     Sarah Thomas
Title:    Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION, Individually and as Co-Syndication Agent

By:     /s/ RONALD E. MCKAIG
Name:    Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:     /s/ JO LINDA PAPADAKIS
Name:    Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:     /s/ MARK H. WOLF
Name:    Mark H. Wolf
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMERICA BANK

By:     /s/ V. MARK FUQUA
Name:    V. Mark Fuqua
Title:    Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:     /s/ CRAIG MALLOY
Name:    Craig Malloy
Title:    Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ KRISTAN SPIVEY
Name:    Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:     /s/ GUY C. EVANGELISTA
Name:    Guy C. Evangelista
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ CAMERON BREITENBACH
Name:    Cameron Breitenbach
Title:    Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ RYAN DURKIN
Name:    Ryan Durkin
Title:    Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ GEORGE E. MCKEAN
Name:    George E. McKean
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:     /s/ RYAN KNAPE
Name:    Ryan Knape
Title:    Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ JOHN C. LOZANO
Name:    John C. Lozano
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BMO HARRIS BANK N.A.

By:     /s/ JAMES V. DUCOTE
Name:    James V. Ducote
Title:    Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	9.580000000%	$239,583,333.30	$115,000,000.00
Bank of America, N.A.	9.580000000%	$239,583,333.30	$115,000,000.00
JPMorgan Chase Bank, N.A.	9.580000000%	$239,583,333.30	$115,000,000.00
Compass Bank	7.710000000%	$192,708,333.30	$92,500,000.00
Barclays Bank PLC	7.710000000%	$192,708,333.30	$92,500,000.00
Royal Bank of Canada	7.710000000%	$192,708,333.30	$92,500,000.00
Capital One, National Association	7.710000000%	$192,708,333.30	$92,500,000.00
The Bank of Nova Scotia, Houston Branch	7.710000000%	$192,708,333.30	$92,500,000.00
Comerica Bank	5.630000000%	$140,625,000.00	$67,500,000.00
Goldman Sachs Bank USA	5.630000000%	$140,625,000.00	$67,500,000.00
U.S. Bank National Association	5.630000000%	$140,625,000.00	$67,500,000.00
BMO Harris Bank N.A.	5.630000000%	$140,625,000.00	$67,500,000.00
BOKF, NA d/b/a Bank of Oklahoma	5.100000000%	$127,604,166.70	$61,250,000.00
Keybank National Association	5.100000000%	$127,604,166.70	$61,250,000.00
TOTAL	100.000000000%	$2,500,000,000.00	$1,200,000,000.00

[ANNEX I TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

SCHEDULE 7.14
SUBSIDIARIES

Non-Material Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Percentage Owned By Borrower
Belring GP LLC	Delaware	4463634	100%
Boot Leasing LLC	Delaware	5074172	100%
Green Canyon Offshore LLC	Delaware	5294726	100%
Hilltop Investments	Colorado	N/A	100%
Parish Ventures	Colorado	N/A	100%
Potato Creek Midstream, LLC	Pennsylvania	N/A	70%
Rock Ridge Water, LLC	Delaware	6900308	100%
SMT Texas LLC	Colorado	20041120054	100%
St. Mary Energy Louisiana LLC	Delaware	4449884	100%
St. Mary Land East Texas, LP	Texas	12941010	1%[1]
WCT Leasing LLC	Delaware	5025629	100%

_______________________
1 Borrower is the general partner of St. Mary Land East Texas, LP.

[SCHEDULE 7.14 TO FIRST AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]